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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 17, 1998

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


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
    British Columbia, Canada                 0-18429                      98-0121376
-------------------------------      -----------------------      -------------------------------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
         incorporation)

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    4126 Norland Avenue, Burnaby, British Columbia           V5G 3S8
    ------------------------------------------------------------------
     (Address of principal executive offices)               (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                  ---------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                                     Exhibit Index is on page 3
                                                                    Page 1 of 7

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ITEM 5.        OTHER EVENTS.

On December 17, 1998, The Loewen Group Inc. ("Loewen" or the "Company") announced the appointment of Thomas M. Taylor, John S. Lacey and William R. Riedl as directors of the Company. Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference.

In connection with Mr. Taylor's appointment, Mr. Taylor and TMI-FW, Inc., a corporation controlled by Mr. Taylor (collectively, the "Investors") entered into a standstill agreement (the "Standstill Agreement"). The investors own, in the aggregate, 9.8% of the Loewen Common shares outstanding.

The Standstill Agreement provides, among other things, that from December 17 through the first business day following Loewen's 1999 annual general meeting of shareholders, the Investors and their affiliates and representatives will not
(1) participate in or nominate candidates for the election of directors of the Company, (2) participate in a proxy solicitation or group with respect to, or seek to influence the voting of, Loewen's voting securities, or (3) propose a matter for submission to a vote of or seek to convene a meeting of the Loewen shareholders.

Loewen is currently negotiating and expects to enter into a similar standstill agreement with Canadian Imperial Bank of Commerce, which currently holds approximately 13.59% of the Company's outstanding Common shares.

Reference is made to the Standstill Agreement filed as Exhibit 4.1 hereto. The information set forth in Exhibit 4.1 is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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          Exhibit No.   Description
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
          Exhibit 99    The Loewen Group Inc. Press Release dated December 17,
                        1998
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 1998

                             THE LOEWEN GROUP INC.



                             By: /s/ BRADLEY D. STAM
                                 ----------------------------------
                             Name:  Bradley D. Stam
                             Title: Senior Vice President, Law
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                                  EXHIBIT INDEX

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                                                                     Sequential
Number         Exhibit                                               Page Number
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
99             The Loewen Group Inc.                                      4
               Press Release dated December 17, 1998

4.1            Standstill Agreement                                       6
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